UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT May 1, 2003
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

        Delaware                                             11-3200514
-----------------------                                   ----------------
(State of Incorporation)                                  (I.R.S. Employer
                                                         Identification No.)



330 South Service Road, Melville, New York                    11747
------------------------------------------                  --------
            (Address of principal                           Zip Code
              executive offices)

       Registrant's telephone number, including area code: (516) 962-9300

===============================================================================





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Item 9.         Regulation FD Disclosure.

                     The Annual Report on Form 10-K for the fiscal year ended January 31, 2003, filed with the Securities and Exchange on May 1, 2003, by Verint Systems Inc. was accompanied by certifications by each of the principal executive officer, Dan Bodner, and principal financial officer, Igal Nissim, as required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                     A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                     In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VERINT SYSTEMS INC.



                                   By:               /s/Igal Nissim
                                          --------------------------------------
                                          Name:      Igal Nissim
                                          Title:     Chief Financial Officer



Dated:  May 1, 2003

                                  EXHIBIT INDEX



Exhibit No.                              Description
-----------                --------------------------------------

       99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.

       99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.